(graphic: American Funds logo)

Washington Mutual Investors Fund

(graphic: montage of money, globe, and computer showing American Funds Web site)

Semi-Annual Report for the period ended October 31, 2000

Washington Mutual Investors Fund(SM) seeks to provide income and growth of principal through investments in quality common stocks. Washington Mutual Investors Fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment for periods ended September 30, 2000 (the most recent calendar quarter) with all distributions reinvested:

                                              10 years   5 years  12 months
Class A Shares
  reflecting 5.75% maximum
     sales charge                              +16.29%   +15.09%   - 1.72%

Class B Shares<F1>
  reflecting 5% maximum
     contingent deferred sales
     charge (CDSC)                                  _        _  +  6.35%
  not reflecting the CDSC                           _        _   +11.35%

[FN]
<F1>Not offered before March 15, 2000. Results are not annualized.

Please see inside back cover for important information about Class A and B shares.
Figures shown are past results and are not predictive of future results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of, or guaranteed by, a bank or any other entity.

Fellow Shareholders:

The first half of our fiscal year _ the six months ended October 31 _ saw an interesting change in the stock market. Internet and other high-technology issues _ many of which lack a history of earnings and dividends _ continued a decline that began shortly before the start of the period. The drop was steep, demonstrating once again that what goes up in spectacular fashion often comes down the same way.

Meanwhile, investors began turning their attention toward more attractively valued stocks in less exotic industries. In this environment, Washington Mutual Investors Fund fared comparatively well. The value of an investment in the Fund rose 6.5% during this six-month period with dividends reinvested. The unmanaged Standard & Poor's 500 Composite Index, which includes a number of the stocks that fell out of favor during this period, recorded a small decline of 1.0%. (The index tracks 500 relatively large companies listed on U.S. exchanges.) A half-year is too short a time in which to arrive at firm conclusions. However, the shift in the market comes as no great surprise. We believe that the events of the past several months confirm the soundness of the value-oriented investment strategy employed by the Fund's adviser, Capital Research and Management Company.

We also take encouragement from recent developments on the economic scene. There are indications that the Federal Reserve may be having some success at reducing the economy's rate of growth to a more sustainable level. This would mean that the expansion could continue without an acceleration of inflation, which would be positive news for the financial markets.

It is worth noting that the Fund was over-weighted relative to the S&P 500 in three industries that did particularly well during the May-October period _ energy, banks, and utilities _ and underweighted in technology, which did poorly.

On October 31, your Fund's portfolio reflected ownership of 153 companies in 41 industries. Twenty-three companies, or 15% of all firms represented in the portfolio, increased their dividends during the six months.

Companies appearing in the portfolio since April 30 are BP Amoco, Circuit City Stores, Disney, Freddie Mac, Lockheed Martin, Microsoft, and Associates First Capital (which Citigroup has announced plans to acquire). Names that have been eliminated since April 30 are American Greetings, Baxter International, Bestfoods, CenturyTel, Cinergy, Coca-Cola, Colgate-Palmolive, Entergy, Halliburton, Hercules, Mallinckrodt, MBNA, McKesson HBOC, PE Biosystems Group, PECO Energy, Reliant Energy, Union Carbide, and Wisconsin Energy.

Your questions and comments are always welcome. We look forward to reporting to you again in another six months.

Cordially,


(signatures)
Stephen Hartwell       James H. Lemon, Jr.    Harry J. Lister
Chairman of            Vice Chairman of       President of
the Board              the Board              the Fund

December 14, 2000

Investment Portfolio  October 31, 2000                                 Unaudited

Five Largest Industries                    Ten Largest Individual Holdings

                              Percent of                              Percent of
                              Net Assets                              Net Assets

Banks                            12.46%    Verizon Communications         3.10%
Oil & Gas                         8.80     Bank of America                2.87
Diversified Telecom-                       Texaco                         2.46
  munication Services             8.67     Allstate                       2.13
Pharmaceuticals                   7.16     Household International        2.04
Electric Utilities                6.88     BANK ONE                       2.00
                                           Pharmacia                      1.98
                                           AT&T                           1.96
                                           Wells Fargo                    1.91
                                           Chevron                        1.88

Equity Securities (common stocks)         Shares        Market      Percent of
                                                      Value (000)   Net Assets
Energy 8.80%

Oil & Gas 8.80%
Ashland Inc.<F1>                         3,680,000      $  120,520         .26%
BP Amoco PLC (ADR)
   (United Kingdom)                      1,230,000          62,653          .13
Chevron Corp.                           10,712,000         879,723         1.88
Conoco Inc., Class A                     2,000,000          51,625          .34
Conoco Inc., Class B                     3,913,692         106,403
Exxon Mobil Corp.                        9,321,514         831,363         1.77
Kerr-McGee Corp.                         1,750,000         114,297          .24
Phillips Petroleum Co.                   9,595,600         592,528         1.26
Texaco Inc.                             19,500,000       1,151,719         2.46
Unocal Corp.                             6,296,500         214,868          .46
                                                         4,125,699         8.80

Materials 5.48%

Chemicals 1.70%
Air Products and Chemicals, Inc.         2,690,000         100,370          .21
Crompton Corp. (formerly
  CK Witco Corp.)<F1>                    5,800,001          46,400          .10
Dow Chemical Co.                         9,474,700         290,163          .62
International Flavors &
  Fragrances Inc.                          410,800           6,881          .02
PPG Industries, Inc.                     7,925,000         353,653          .75
                                                           797,467         1.70

Metals & Mining 1.12%
Alcoa Inc.                              13,100,000         375,806          .80
Phelps Dodge Corp.                       3,220,000         150,535          .32
                                                           526,341         1.12

Paper & Forest Products 2.66%
International Paper Co.                 16,372,000     $   599,625        1.28%
Westvaco Corp.                           4,999,800         142,494          .30
Weyerhaeuser Co.                         8,900,000         417,744          .89
Willamette Industries, Inc.              2,475,000          89,873          .19
                                                         1,249,736         2.66
                                                         2,573,544         5.48

Capital Goods 8.22%

Aerospace & Defense 4.98%
Boeing Co.                               3,550,000         240,734          .51
Honeywell International Inc.            11,800,000         634,987         1.35
Lockheed Martin Corp.                   12,089,000         433,391          .93
Raytheon Co., Class A                    2,750,000          88,000          .35
Raytheon Co., Class B                    2,250,000          76,922
United Technologies Corp.               12,332,700         860,977         1.84
                                                         2,335,011         4.98

Construction & Engineering .28%
Fluor Corp.                              3,700,000         129,500          .28

Electrical Equipment .56%
Emerson Electric Co.                     3,200,000         235,000          .50
Thomas & Betts Corp.                     1,720,000          26,015          .06
                                                           261,015          .56

Industrial Conglomerates .06%
Minnesota Mining and
  Manufacturing Co.                        300,000          28,987          .06

Machinery 1.94%
Caterpillar Inc.                         1,700,000          59,606          .13
Deere & Co.                              6,240,000         229,710          .49
Dover Corp.                              4,000,000         169,750          .36
Eaton Corp.                              2,362,900         160,825          .34
Illinois Tool Works Inc.                 1,200,000          66,675          .14
Ingersoll-Rand Co.                       2,512,500          94,847          .20
Pall Corp.                               6,100,000         131,531          .28
                                                           912,944         1.94

Trading Companies & Distributors .40%
Genuine Parts Co.<F1>                    8,765,800         186,821          .40
                                                         3,854,278         8.22

Commercial Services & Supplies 1.79%
Commercial Services &
  Supplies 1.79%
Deluxe Corp.                             2,200,000   $      49,638         .11%
Equifax Inc.                             4,769,000         164,531          .35
First Data Corp.                         3,300,000         165,412          .35
Moody's Corp. (formerly
  Dun & Bradstreet Corp.)                2,800,000          73,675          .16
Pitney Bowes Inc.                       12,500,000         371,094          .79
ServiceMaster Co.                        1,700,000          15,512          .03
                                                           839,862         1.79

Transportation 1.93%

Airlines .30%
Southwest Airlines Co.                   5,000,000         142,500          .30

Road & Rail 1.63%
Burlington Northern
  Santa Fe Corp.                         5,452,900         144,843          .31
CSX Corp.                               10,300,000         260,719          .55
Norfolk Southern Corp.                  17,150,000         242,244          .52
Union Pacific Corp.                      2,500,000         117,187          .25
                                                           764,993         1.63
                                                           907,493         1.93

Automobiles & Components 1.68%
Auto Components 1.44%
Dana Corp.                               6,926,600         153,684          .33
Goodyear Tire & Rubber Co.               3,000,000          55,500          .12
Johnson Controls, Inc.                   4,197,600         250,282          .53
TRW Inc.                                 5,150,000         216,300          .46
                                                           675,766         1.44

Automobiles .24%
Ford Motor Co.                           4,370,438         114,178          .24
                                                           789,944         1.68

Consumer Durables & Apparel 2.11%

  Household Durables .75%
Newell Rubbermaid Inc.                  12,275,000    $    235,526         .50%
Stanley Works<F1>                        4,350,000         115,819          .25
                                                           351,345          .75

Leisure Equipment & Products .41%
Eastman Kodak Co.                        4,275,000         191,841          .41

Textiles & Apparel .95%
NIKE, Inc., Class B                      8,810,425         351,866          .75
VF Corp.                                 3,500,000          95,594          .20
                                                           447,460          .95
                                                           990,646         2.11
Hotels, Restaurants & Leisure .33%
Hotels, Restaurants & Leisure .33%
McDonald's Corp.                         5,000,000         155,000          .33
                                                           155,000          .33

Media .89%
Media .89%
Gannett Co., Inc.                        1,300,000          75,400          .16
Interpublic Group of Companies, Inc.     4,575,000         196,439          .42
Knight-Ridder, Inc.                      1,100,000          55,275          .12
Walt Disney Co.                          2,500,000          89,531          .19
                                                           416,645          .89

Retailing 3.03%
Multiline Retail 1.29%
Dillard's, Inc., Class A                 3,950,500   $      41,480         .09%
Dollar General Corp.                     3,250,000          50,375          .11
J.C. Penney Co., Inc.                   11,215,800         131,085          .28
May Department Stores Co.               14,550,000         381,937          .81
                                                           604,877         1.29

Specialty Retail 1.74%
Circuit City Stores, Inc.
  _ Circuit City Group                 10,000,000         132,500          .29
Limited Inc.                            16,750,000         422,938          .90
Lowe's Companies, Inc.                   5,658,800         258,536          .55
                                                           813,974         1.74
                                                         1,418,851         3.03

Food & Drug Retailing 1.42%

Food & Drug Retailing 1.42%
Albertson's, Inc.                       18,260,940         432,556          .92
Walgreen Co.                             5,125,000         233,828          .50
                                                           666,384         1.42

Food & Beverage 4.80%

Beverages 1.17%
PepsiCo, Inc.                           11,300,000         547,344         1.17

Food Products 3.63%
Campbell Soup Co.                        2,700,000          78,975          .17
ConAgra, Inc.                            9,000,000         192,375          .41
General Mills, Inc.                     11,520,000         480,960         1.02
H.J. Heinz Co.                           4,300,000         180,331          .38
Kellogg Co.                              3,100,000          78,662          .17
Sara Lee Corp.                          32,097,000         692,092         1.48
                                                         1,703,395         3.63
                                                         2,250,739         4.80

Household & Personal Products 1.91%

Household Products 1.56%
Kimberly-Clark Corp.                    11,079,800    $    731,267        1.56%

Personal Products .35%
Avon Products, Inc.                      3,430,000         166,355          .35
                                                           897,622         1.91

Health Care Equipment & Services 2.36%

Health Care Equipment & Supplies .41%
Becton, Dickinson and Co.                5,700,000         190,950          .41

Health Care Providers & Services 1.95%
Aetna Inc.                               6,900,000         398,907          .85
Cardinal Health, Inc.                    5,435,000         514,966         1.10
                                                           913,873         1.95
                                                         1,104,823         2.36

Pharmaceuticals & Biotechnology 7.16%

Pharmaceuticals 7.16%
Abbott Laboratories                      3,500,000         184,844          .39
American Home Products Corp.             2,000,000         127,000          .27
Bristol-Myers Squibb Co.                12,688,600         773,211         1.65
Eli Lilly and Co.                        2,630,900         235,137          .50
Merck & Co., Inc.                        1,600,000         143,900          .31
Pfizer Inc (merged with
  Warner-Lambert Co.)                   19,271,850         832,303         1.78
Pharmacia Corp.                         16,934,000         931,370         1.98
Schering-Plough Corp.                    2,500,000         129,219          .28
                                                         3,356,984         7.16

Banks 12.46%

Banks 12.46%
Bank of America Corp.                   28,000,000     $ 1,345,750        2.87%
Bank of New York Co., Inc.               8,950,000         515,185         1.10
BANK ONE CORP.                          25,638,400         935,802         2.00
Chase Manhattan Corp.                    9,900,000         450,450          .96
First Union Corp.                       23,885,900         724,041         1.54
FleetBoston Financial Corp.              6,049,473         229,880          .49
J.P. Morgan & Co. Inc.                     450,000          74,475          .16
KeyCorp                                  3,700,000          91,344          .19
National City Corp.                      3,400,000          72,675          .15
SunTrust Banks, Inc.                     2,500,000         122,031          .26
Wachovia Corp.                             850,000          45,900          .10
Washington Mutual, Inc.                  7,781,300         342,377          .73
Wells Fargo & Co.                       19,341,500         895,753         1.91
                                                         5,845,663        12.46

Diversified Financials 4.73%
Diversified Financials 4.73%
Associates First Capital
  Corp., Class A                         1,679,600          62,355          .13
Citigroup Inc.                           5,600,000         294,700          .63
Fannie Mae                               5,000,000         385,000          .82
Freddie Mac                              3,100,000         186,000          .40
Household International, Inc.           19,000,000         955,937         2.04
Providian Financial Corp.                1,947,400         202,530          .43
USA Education Inc. (formerly
  SLM Holding Corp.)                     2,370,000         132,424          .28
                                                         2,218,946         4.73

Insurance 6.01%
Insurance 6.01%
Allstate Corp.                          24,862,500       1,000,716         2.13
American General Corp.                   8,405,000         676,602         1.44
Aon Corp.                                8,281,000         343,144          .73
Jefferson-Pilot Corp.                    3,700,000         254,375          .54
Lincoln National Corp.                   5,854,800         283,226          .61
Marsh & McLennan
  Companies, Inc.                        1,200,000         156,900          .34
St. Paul Companies, Inc.                 2,000,000         102,500          .22
                                                         2,817,463         6.01

Software & Services .36%

Software .36%
Computer Associates International, Inc.  1,000,000   $      31,875         .07%
Microsoft Corp.<F2>                      2,000,000         137,750          .29
                                                           169,625          .36

Technology Hardware & Equipment 2.40%

Communications Equipment .32%
Harris Corp.                             1,550,000          49,116          .11
Motorola, Inc.                           4,000,000          99,750          .21
                                                           148,866          .32

Computers & Peripherals .99%
Hewlett-Packard Co.                      6,000,000         278,625          .59
International Business Machines Corp.    1,900,000         187,150          .40
                                                           465,775          .99
Office Electronics .39%
IKON Office Solutions, Inc.              7,285,000          23,676          .05
Xerox Corp.                             18,972,900         160,084          .34
                                                           183,760          .39

Semiconductor Equipment & Products .70%
Texas Instruments Inc.                   6,650,000         326,266          .70
                                                         1,124,667         2.40

Telecommunication Services 8.67%

Diversified Telecommunication
  Services 8.67%
AT&T Corp.                              39,550,000         917,066         1.96
Qwest Communications
  International Inc. (formerly
  U S WEST, Inc.)<F2>                    6,850,000         333,081          .71
SBC Communications Inc.                 15,204,683         877,120         1.87
Sprint FON Group                        18,970,000         483,735         1.03
Verizon Communications
  (formed by the merger of Bell
  Atlantic Corp. and GTE Corp.)         25,146,526       1,453,784         3.10
                                                         4,064,786         8.67

Utilities 8.24%

Electric Utilities 6.88%
Ameren Corp.                             3,577,400    $    142,202         .30%
American Electric
  Power Co., Inc. (merged with
  Central and South West Corp.)         11,457,580         475,489         1.01
Conectiv                                 2,500,000          44,844          .09
Consolidated Edison, Inc.                6,605,800         232,442          .50
Constellation Energy Group, Inc.         6,012,100         250,629          .53
CP&L Energy, Inc. (formerly
   Carolina Power & Light Co.)           7,100,000         286,219          .61
Dominion Resources, Inc.                 4,487,020         267,258          .57
DTE Energy Co.                           3,550,000         128,244          .27
Duke Energy Corp.                        2,200,000         190,162          .41
Edison International                     3,135,000          74,848          .16
Florida Progress Corp.                   2,700,000         143,606          .31
FPL Group, Inc.                            782,100          51,619          .11
GPU, Inc.                                4,125,000         136,383          .29
PPL Corp.                                2,000,000          82,375          .18
Public Service Enterprise Group Inc.     2,020,000          83,830          .18
Puget Sound Energy, Inc.                 3,800,000          93,337          .20
Southern Co.                            17,609,600         517,282         1.10
TECO Energy, Inc.                        1,000,000          27,875          .06
                                                         3,228,644         6.88

Multi-Utilities 1.36%
Williams Companies, Inc.                12,500,000         522,656         1.11
Xcel Energy Inc. (formerly New
   Century Energies, Inc.)               4,515,000         115,415          .25
                                                           638,071         1.36
                                                         3,866,715         8.24

Miscellaneous 1.40%
Miscellaneous 1.40%

Equity securities in initial
  period of acquisition                                    658,920         1.40
TOTAL EQUITY SECURITIES
  (cost $36,039,456,000)                                45,115,299        96.18

U.S. Treasuries and Other Federal Agencies 3.80%

U.S. Treasuries and Other
  Federal Agencies 3.80%
Federal Home Loan Bank
  6.32% - 6.43%
  due 11/3 - 1/24/01                      $890,400    $    881,176        1.88%
United States Treasury bills
  5.91% - 6.15%
  due 12/7 - 1/18/01                       909,407         901,717         1.92
TOTAL SHORT-TERM SECURITIES
  (cost: $1,782,719,000)                                 1,782,893         3.80

TOTAL INVESTMENT SECURITIES
  (cost $37,822,175,000)                                46,898,192        99.98
Excess of cash and receivables
  over payables                                             10,157          .02
NET ASSETS                                             $46,908,349      100.00%

[FN]
<F1>The Fund owns 5.26%, 5.09%, 5.06%, and 5.04% of the outstanding voting securities of Ashland, Crompton, Genuine Parts, and Stanley Works, respectively, and therefore, each is considered an "affiliated company" of the Fund under the Investment Company Act of 1940.

<F2>Non-income-producing security.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial Statements Statement of Assets and Liabilities
October 31, 2000

Unaudited                                                 (dollars in thousands)

Assets:
Investment securities at market
  (cost: $37,822,175)                                                $46,898,192
Cash                                                                  437
Receivables for _
  Sales of investments                            $58,950
  Sales of Fund's shares                           31,452
  Dividends                                        69,072  159,474  47,058,103
Liabilities:
Payables for _
  Purchases of investments                                  44,140
  Repurchases of Fund's shares                              70,162
  Management services                                       11,106
  Other expenses                                            24,346       149,754
Net Assets at October 31, 2000                                       $46,908,349

Class A shares, $1.00 par value
  (authorized capital stock _
  3,000,000,000 shares)
  Net assets                                                         $46,780,381
  Shares outstanding                                               1,522,224,873
  Net asset value per share                                               $30.73

Class B shares, $1.00 par value
  (authorized capital stock _
  1,000,000,000 shares)
  Net assets                                                            $127,968
  Shares outstanding                                                   4,172,946
  Net asset value per share                                               $30.67

See Notes to Financial Statements


Statement of Operations
for the six months ended October 31, 2000
Unaudited                                                 (dollars in thousands)
Investment Income:
Income:
  Dividends                                               $581,086
  Interest                                                  57,465    $  638,551
Expenses:
  Investment adviser fee                                    46,382
  Business management fee                                   21,504
  Distribution expenses _ Class A                          55,934
  Distribution expenses _ Class B                             414
  Transfer agent fee _ Class A                             23,028
  Transfer agent fee _ Class B                                 46
  Reports to shareholders                                      183
  Registration statement and prospectus                        962
  Postage, stationery and supplies                           3,647
  Directors' and Advisory Board fees                           227
  Auditing and legal fees                                      112
  Custodian fee                                                183
  Other expenses                                                64       152,686

Net investment income                                                    485,865

Realized Gain and Unrealized
  Appreciation on Investments:
Net realized gain                                                      1,038,665
Net change in unrealized
  appreciation                                                         1,380,837
Net realized gain and change
  in unrealized appreciation
  on investments                                                       2,419,502

Net Increase in Net Assets
  Resulting from Operations                                           $2,905,367

See Notes to Financial Statements

Statement of Changes in Net Assets

                                                         Six months      Year
                                                            ended        ended
                                                         October 31,   April 30,
(dollars in thousands)                                    2000<F1>       2000

Operations:
Net investment income                                $     485,865  $  1,014,613
Net realized gain on investments                         1,038,665     5,370,939
Net change in unrealized appreciation
  on investments                                         1,380,837  (10,719,233)
  Net Increase (Decrease) in Net
    Assets Resulting from Operations                     2,905,367   (4,333,681)

Dividends and Distributions Paid
  to Shareholders:
Dividends from net investment income:
  Class A                                                (455,205)     (952,846)
  Class B                                                     (612)           --
Distributions from net realized gain
  on investments:
    Class A                                                     --   (5,085,575)
    Class B                                                      --           --
  Total Dividends and Distributions                      (455,817)   (6,038,421)

Capital Share Transactions:
Proceeds from shares sold                                2,037,002     8,330,952
Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on investments                      423,202     5,726,003
Cost of shares repurchased                             (5,354,474)  (13,350,009)
  Net (Decrease) Increase in Net
    Assets Resulting from Capital
    Share Transactions                                 (2,894,270)       706,946

Total Decrease in Net Assets                             (444,720)   (9,665,156)

Net Assets:
Beginning of period                                     47,353,069    57,018,225

End of period (including undistributed
  net investment income: $204,456
  and $174,408, respectively)                          $46,908,349   $47,353,069


[FN]
<F1>Unaudited

See Notes to Financial Statements

Notes to Financial Statements 2000                            Semi-Annual Report
Unaudited

1.   Organization and Significant Accounting Policies

Organization _ Washington Mutual Investors Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund's investment objective is to produce current income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The Fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares after eight years. Holders of both classes of shares have equal pro rata rights to assets, and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

Significant Accounting Policies _ The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

     Security Valuation _ Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.

     Security Transactions and Related Investment Income _ Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

     Dividends and Distributions to Shareholders _ Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Allocations _ Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between Class A and Class B based on their relative net asset values. Distribution expenses, certain transfer agent fees, and any other applicable class-specific expenses, are accrued daily and charged to the respective share class.

2.   Federal Income Taxation

The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the Fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund.

As of October 31, 2000, net unrealized appreciation on investments for book and federal income tax purposes aggregated $9,076,017,000, of which $12,310,717,000 related to appreciated securities and $3,234,700,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended October 31, 2000. The cost of portfolio securities for book and federal income tax purposes was $37,822,175,000 at October 31, 2000.

3.   Fees and Transactions with Related Parties

Business Management and Investment Advisory Fees _ A fee of $21,504,000 was incurred during the six months ended October 31, 2000 for business management services pursuant to the business management agreement with Washington Management Corporation (WMC). The agreement provides for monthly fees, accrued daily, computed at an annual rate of 0.175% of the first $3 billion on net assets; 0.15% of such assets in excess of $3 billion but not exceeding $5 billion; 0.135% of such assets in excess of $5 billion but not exceeding $8 billion; 0.12% of such assets in excess of $8 billion but not exceeding $12 billion; 0.095% of such assets in excess of $12 billion but not exceeding $21 billion; 0.075% of such assets in excess of $21 billion but not exceeding $34 billion; 0.06% of such assets in excess of $34 billion but not exceeding $44 billion; and 0.05% of net assets in excess of $44 billion but not exceeding $55 billion, and 0.04% of net assets in excess of $55 billion. Johnston, Lemon & Co. Incorporated (JLC) earned $378,000 on its retail sales of shares and distribution plan of the Fund and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund.

A fee of $46,382,000 was incurred during the six months ended October 31, 2000 for investment advisory services pursuant to an agreement with Capital Research and Management Company. The agreement provides for monthly fees, accrued daily, based on an annual rate of 0.225% of the first $3 billion of net assets; 0.21% of such assets in excess of $3 billion but not exceeding $8 billion; 0.20% of such assets in excess of $8 billion but not exceeding $21 billion; 0.195% of such assets in excess of $21 billion but not exceeding $34 billion; 0.19% of such assets in excess of $34 billion but not exceeding $55 billion; and 0.185% of net assets in excess of $55 billion.

Distribution Expenses _ American Funds Distributors, Inc. (AFD), the principal underwriter of the Fund's shares, received $6,273,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the Fund's Class A shares during the six-month period ended October 31, 2000. Such sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.

The Fund has adopted Plans of Distribution under which it may finance activities primarily intended to sell Fund shares, provided the categories of expense are approved in advance by the Fund's Board of Directors. The Plans provide for aggregate annual expense limits of 0.25% of net assets for Class A shares, and 1.00% of net assets for Class B shares.

For Class A shares, approved categories of expense include dealer service fees of up to 0.25% of net assets. Also included are monthly reimbursements to AFD for commisssions paid during the prior 15-month period to dealers and wholesalers in respect of certain shares sold without a sales charge. These reimbursements are permitted only to the extent that the Fund's overall 0.25% annual expense limit is not exceeded. For the six-month period ended October 31, 2000, aggregate distribution expenses were $55,934,000, or 0.23% of net assets for Class A shares.

For Class B shares, approved categories of expense include fees of 0.75% per annum payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. Also included are service fees of 0.25% per annum. These fees are paid to AFD to compensate AFD for paying service fees to qualified dealers. For the six-month period ended October 31, 2000, aggregate distribution expenses were $414,000, or 1.00% of net assets for Class B shares.

As of October 31, 2000, accrued and unpaid distribution expenses payable to AFD for Class A and Class B shares were $16,919,000 and $98,000, respectively.

Transfer Agent Fee _ A fee of $23,074,000 was incurred during the six months ended October 31, 2000 pursuant to an agreement with American Funds Service Company (AFS), the transfer agent for the Fund.

Deferred Directors' and Advisory Board Fees _ Independent Directors and
Advisory Board Members of the Fund may elect to defer part or all of the fees earned for such services. Amounts deferred are not funded and are general unsecured liabilities of the Fund. As of October 31, 2000, aggregate deferred compensation and earnings thereon since the deferred compensation plan's adoption (1994) net of any payments to Directors and Advisory Board Members were $622,000.

Affiliated Directors and Officers _ WMC and JLC are both wholly owned subsidiaries of The Johnston-Lemon Group, Incorporated (JLG). All the officers of the Fund and four of its directors are affiliated with JLG and receive no remuneration directly from the Fund in such capacities.

4.   Investment Transactions and Other Disclosures

The Fund made purchases and sales of investment securities, excluding short-term securities of $6,435,888,000 and $8,773,290,000, respectively, during the six months ended October 31, 2000.

Pursuant to the custodian agreement, the Fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the six months ended October 31, 2000, the custodian fee of $183,000 includes $14,000 that was paid by these credits rather than in cash.

Net assets consisted of the following:
                                                     (dollars in thousands)
   Capital paid in on shares of capital stock                   $33,829,834
   Undistributed net investment income                              204,456
   Accumulated net realized gain                                  3,798,042
   Net unrealized appreciation                                    9,076,017
   Net assets                                                   $46,908,349


Capital share transactions in the Fund were as follows:

                                                   Six months ended October 31, 2000      Year ended April 30, 2000
                                                      Amount (000)      Shares           Amount (000)      Shares
Class A shares:
  Sold                                                $ 1,947,311     66,269,261         $ 8,296,876    258,447,597
  Reinvestment of dividends and distributions             422,619     14,456,352           5,726,003    195,503,827
  Repurchased                                         (5,352,132)  (182,369,193)        (13,349,916)  (444,808,302)
    Net increase in Class A                           (2,982,202)  (101,643,580)             672,963      9,143,122

Class B shares:<F1>
  Sold                                                     89,691      3,055,563              34,076      1,180,562
  Reinvestment of dividends and distributions                 583         19,932                  _             _
  Repurchased                                             (2,342)       (79,964)                (93)        (3,147)
    Net increase in Class B                                87,932      2,995,531              33,983      1,177,415

Total net (decrease) increase in
  capital share transactions                         $(2,894,270)   (98,648,049)        $    706,946     10,320,537

<F1>Class B shares were not offered before March 15, 2000.


Per-Share Data and Ratios<F1> (Part 1)
(NOTE: Table split into 2 Tables to Fit EDGAR Format; footnotes duplicated for each part of table)

                                           Net Gains
               Net asset                  (losses) on                  Dividends
                value,          Net    securities (both Total from     (from net   Distributions
  Period       beginning    investment   realized and   investment    investment   (from capital
   ended       of period      income      unrealized)   operations      income)       gains)

 Class A:
10/31/2000      $29.14       $.31<F2>       $ 1.57<F2>   $  1.88         $(.29)        _
   2000          35.31        .61<F2>        (3.09)<F2>    (2.48)         (.58)       $(3.11)
   1999          33.92        .60             3.99          4.59          (.61)        (2.59)
   1998          25.93        .62             9.65         10.27          (.62)        (1.66)
   1997          22.77        .62             4.36          4.98          (.62)        (1.20)
   1996          18.87        .63             4.98          5.61          (.62)        (1.09)
 Class B:
10/31/2000       29.11        .17<F2>         1.60<F2>      1.77          (.21)        _
 2000<F5>        26.93        .022            2.162         2.18         _            _

<F1> The period ended October 31, 2000 represents the six-month period ended
October 31, 2000 (unaudited). The periods 1996 through 2000 represent fiscal years ended April 30. Total returns for the six-month periods are based on activity during the period and thus are not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

<F2> Based on average shares outstanding.

<F3> Annualized.

<F4> Represents portfolio turnover rate (equivalent for all share classes) for the six months ended October 31, 2000.

<F5> Class B shares were not offered before March 15, 2000. The period 2000 represents the  46-day fiscal period ended April 30, 2000.

Per-Share Data and Ratios<F1> (Part 2)
(NOTE: Table split into 2 Tables to Fit EDGAR Format; footnotes duplicated for each part of table)

                                                                       Ratio of     Ratio of
                             Net asset                  Net assets,   expenses      net income     Portfolio
  Period         Total      value, end       Total     end of period  to average     to average    turnover
   ended     distributions   of period       return    (in millions)   net assets   net assets       rate


 Class A:
10/31/2000        (.29)       $30.73          6.51%       $46,780          .66%<F3>     2.10%<F3>    14.48%<F4>
   2000          (3.69)        29.14         (6.96)        47,319          .63          1.91         26.24
   1999          (3.20)        35.31         14.61         57,018          .61          1.84         27.93
   1998          (2.28)        33.92         40.80         45,764          .62          2.08         17.61
   1997          (1.82)        25.93         22.43         28,165          .64          2.56         20.41
   1996          (1.71)        22.77         30.40         20,689          .66          2.98         23.41
 Class B:
10/31/2000        (.21)        30.67          6.13            128         1.43<F3>      1.17<F3>     14.48<F4>
 2000<F5>        _            29.11          8.10             34         1.38<F3>       .67<F3>     26.24

<F1> The period ended October 31, 2000 represents the six-month period ended
October 31, 2000 (unaudited). The periods 1996 through 2000 represent fiscal years ended April 30. Total returns for the six-month periods are based on activity during the period and thus are not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

<F2> Based on average shares outstanding.

<F3> Annualized.

<F4> Represents portfolio turnover rate (equivalent for all share classes) for the six months ended October 31, 2000.

<F5> Class B shares were not offered before March 15, 2000. The period 2000 represents the  46-day fiscal period ended April 30, 2000.

Board of Directors

Stephen Hartwell
   Chairman of the Board

James H. Lemon, Jr.
   Vice Chairman of the Board

Harry J. Lister
   President of the Fund
Cyrus A. Ansary
Fred J. Brinkman
Daniel J. Callahan III
James C. Miller III
T. Eugene Smith
Leonard P. Steuart, II
Margita E. White

Directors Emeritus

Bernard J. Nees
   Chairman Emeritus of the Fund

Charles T. Akre
Nathan A. Baily
John A. Beck
Stephen G. Yeonas

Advisory Board

Charles A. Bowsher
Mary K. Bush
Katherine D. Ortega
J. Knox Singleton
William B. Snyder
Robert F. Tardio

Other Officers

Jeffrey L. Steele
   Executive Vice President of the Fund

Howard L. Kitzmiller
   Senior Vice President, Secretary and Assistant Treasurer of the Fund

Ralph S. Richard
   Vice President and Treasurer of the Fund

Lois A. Erhard
   Vice President of the Fund

Michael W. Stockton
   Assistant Vice President, Assistant Secretary and Assistant Treasurer of the Fund

J. Lanier Frank
   Assistant Vice President of the Fund

Ashley L. Shaw
   Assistant Secretary of the Fund

Offices of the Fund and of the Business Manager

Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3585
202/842-5665

Investment Adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1443
135 South State College Boulevard
Brea, CA 92821-5823

Transfer Agent
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, CA 92822-2205

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of Assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081-0001

Counsel
Thompson, O'Donnell, Markham, Norton & Hannon
805 Fifteenth Street, NW
Washington, DC 20005-2216

Principal Underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are two ways to invest in Washington Mutual Investors Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front charge. They are, how-ever, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time.

This report is for the information of shareholders of Washington Mutual Investors Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

For information about your account or any of the Fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

(graphic: recycle logo)

Printed on recycled paper

WMIF-013-1200

(graphic: American Funds logo)

(graphic: Washington Mutual Funds logo)

Washington Mutual Investors Fund, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005
202/842-5665